UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 13, 2011

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 13, 2011, Real Goods Solar, Inc. held its 2011 annual meeting of shareholders. The final results for each of the matters submitted to a vote of shareholders at the annual meeting were as follows:

(1)	The following individuals were elected as our Directors to serve until the next annual meeting of shareholders to be held in 2012 or until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Jirka Rysavy	34,051,493	203,512	—
Lynn Powers	34,051,888	203,117	—
John Schaeffer	33,982,596	272,409	—
James Argyropoulos	32,807,671	1,447,334	—
Scott Lehman	33,009,159	1,245,846	—
Barbara Mowry	34,181,479	73,526	—

(2)	An amendment to our 2008 Long-Term Incentive Plan was approved:

For	Against	Abstain	Broker Non-Votes
32,799,286	1,452,366	3,353	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Erik Zech
Erik Zech
Chief Financial Officer

Date: May 16, 2011

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